Exhibit 99.1

Tessco Announces Addition of Two Independent Directors

Cathy-Ann Martine-Dolecki and Ronald D. McCray Bring Significant

Telecommunications, Technology and Governance Expertise

Two Incumbent Directors to Retire

HUNT VALLEY, Md. — November 9, 2020 – TESSCO Technologies Incorporated (NASDAQ: TESS), a leading value-added distributor and solutions provider for the wireless industry, today announced the appointments of Cathy-Ann Martine-Dolecki and Ronald D. McCray to its Board of Directors, effective immediately. Additionally, Dennis J. Shaughnessy will be stepping down from the Board, effective immediately, and Morton F. Zifferer will step down from the Board, effective upon the conclusion of the ongoing consent solicitation process.

“We are excited to welcome Cathy and Ron as new independent directors to our Board and believe the addition of these fresh perspectives will further enhance the execution of our strategy,” said John D. Beletic, Chairman of the Board. “These appointments are the result of a comprehensive search conducted with the assistance of Spencer Stuart and mark significant progress on our commitment to refresh the Board with qualified candidates. Cathy and Ron bring telecommunications, technology and governance expertise as well as transformation and public company board experience that will be invaluable. I look forward to working with Cathy, Ron and all of my fellow directors to build on Tessco’s momentum and deliver value for all shareholders.”

“I am very pleased that Cathy and Ron have agreed to join the Tessco Board amid our transformation because they bring substantial executive experience and a wealth of industry knowledge,” said Sandip Mukerjee, President and Chief Executive Officer. “Cathy has over 30 years of experience working in global, regulated technology-oriented industries, serving in a number of different leadership roles during her tenure at AT&T. In addition to his commercial and corporate governance expertise, Ron will provide invaluable insight and guidance to the Board, having served as chief legal officer for two Fortune 150 companies. Cathy and Ron will be great assets for me and our team as we execute on our ambitious strategic plan.”

Mr. Beletic concluded, “On behalf of the entire Board, I would also like to thank Dennis and Mort for their many years of dedicated service to Tessco. During their time on the Board, their leadership, wisdom and significant contributions have helped Tessco achieve key milestones in the Company's history. We wish them the best in their future endeavors."

In connection with these announcements, the Board will temporarily expand to nine directors, seven of whom are independent. Upon the conclusion of the consent solicitation, the Board will return to eight directors.

About Cathy-Ann Martine-Dolecki

Cathy Martine spent more than 30 years at AT&T, including serving as President, National Business, before her retirement in 2017. Martine began her career in AT&T’s Leadership Development Program, where she rotated through roles with increasing responsibility in marketing, sales, network operations, finance and business development. During her tenure at AT&T, Martine also held roles including President, Small Business Solutions & Alternate Channels and President & CEO, Midwest and East Regions. In these roles, she led several multi-billion-dollar businesses including Enterprise Business Services, Small Business Solutions, and International Carrier Services. Martine previously served on a portfolio company board, LegalShield, Inc., owned by MidOcean Partners LLP.

About Ronald McCray

Ron McCray currently serves as an advisor to RLJ Equity Partners. He is also a member of the Board of Directors of A.H. Belo, where he chairs the Audit Committee and is a member of the Compensation and Nominating Committees. He previously served as chairman, interim president and chief executive officer of Career Education Corporation, a for-profit education services company. Previously, McCray was the Vice President and Chief Administrative Officer for Nike Inc. Prior to joining Nike, McCray spent 20 years at Kimberly-Clark and held the position of SVP, Law, Government Affairs & Chief Compliance Officer after holding various roles in the Company’s corporate affairs department. Earlier in his career, McCray was an attorney at Weil, Gotshal & Manges and Jones, Day, Reavis & Pogue. McCray is a former director of Knight-Ridder, Inc., Kimberly-Clark de Mexico, S.A. de C.V. and EveryWare Global, Inc. Additionally, McCray is a member of the governing boards of Cornell University and Charleston Jazz.

About TESSCO Technologies Incorporated (NASDAQ: TESS)

TESSCO Technologies, Inc. (NASDAQ: TESS) is a value-added technology distributor, manufacturer, and solutions provider serving commercial and retail customers in the wireless infrastructure and mobile device accessories markets. The company was founded more than 30 years ago with a commitment to deliver industry-leading products, knowledge, solutions, and customer service. Tessco supplies more than 50,000 products from 400 of the industry’s top manufacturers in mobile communications, Wi-Fi, Internet of Things (“IoT”), wireless backhaul, and more. Tessco is a single source for outstanding customer experience, expert knowledge, and complete end-to-end solutions for the wireless industry. For more information, visit www.tessco.com.

Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained herein, including statements regarding our future results of operations and financial position, strategy and plans and future prospects, and our expectations for future operations, are forward-looking statements. These forward-looking statements are based on current expectations and analysis, and actual results may differ materially from those projected. These forward-looking statements may generally be identified by the use of the words “may,” “will,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” “believes,” “estimates,” and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward-looking. These forward-looking statements are only predictions and involve a number of risks, uncertainties and assumptions, many of which are outside of our control. Our actual results may differ materially and adversely from those described in or contemplated by any such forward-looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading “Risk Factors” and otherwise. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject. For additional information with respect to risks and other factors which could occur, see Tessco’s Annual Report on Form 10-K for the year ended March 29, 2020, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC that are available at the SEC’s website at www.sec.gov and other securities regulators.

We are not able to identify or control all circumstances that could occur in the future that may materially and adversely affect our business and operating results. Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following: the impact and results of the consent solicitation and other activism activities by Robert B. Barnhill, Jr. and certain other participants in his consent solicitation and/or other activist investors, termination or non-renewal of limited duration agreements or arrangements with our vendors and affinity partners that are typically terminable by either party upon several months or otherwise relatively short notice; loss of significant customers or relationships, including affinity relationships; loss of customers either directly or indirectly as a result of consolidation among large wireless services carriers and others within the wireless communications industry; the strength of our customers’, vendors’ and affinity partners’ business; negative or adverse economic conditions, including those adversely affecting consumer confidence or consumer or business spending or otherwise adversely impacting our vendors or customers, including their access to capital or liquidity, or our customers’ demand for, or ability to fund or pay for, the purchase of our products and services; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; changes in customer and product mix that affect gross margin; effect of “conflict minerals” regulations on the supply and cost of certain of our products; failure of our information technology system or distribution system; system security or data protection breaches; technology changes in the wireless communications industry or technological failures, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; our relative bargaining power and inability to negotiate favorable terms with our vendors and customers; our inability to access capital and obtain financing as and when needed; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business; claims against us for breach of the intellectual property rights of third parties; product liability claims; our inability to protect certain intellectual property, including systems and technologies on which we rely; our inability to hire or retain for any reason our key professionals, management and staff; health epidemics or pandemics or other outbreaks or events, or national or world events or disasters beyond our control; and the possibility that, for unforeseen or other reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings.

The above list should not be construed as exhaustive and should be read in conjunction with our other disclosures, including but not limited to the risk factors described in our most recent Annual Report on Form 10-K and other periodic reports filed with the SEC, under the heading “Risk Factors” and otherwise. Other risks may be described from time to time in our filings made under the securities laws. New risks emerge from time to time. It is not possible for our management to predict all risks.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of this press release to confirm these statements to actual results or revised expectations.

Important Additional Information and Where to Find It

In connection with the consent solicitation initiated by Robert B. Barnhill, Jr. and certain other participants, TESSCO Technologies Incorporated (the “Company”) has filed a consent revocation statement and accompanying GREEN consent revocation card and other relevant documents with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE STRONGLY ENCOURAGED TO CAREFULLY READ THE COMPANY’S CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING GREEN CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at https://ir.tessco.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Contacts

Cindy King, Tessco

+1 410 229 1161 or kingc@tessco.com

Media

Jeff Kauth / Aiden Woglom

Joele Frank Wilkinson Brimmer Katcher

(212) 355-4449

Investors

Larry Miller / Gabrielle Wolf

Innisfree M&A Incorporated

Phone: (212) 750-5833